                          EXHIBIT (24)
                          ------------

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 5, 1996




                                        /s/ B. A. Bridgewater, Jr.
                                        ----------------------------------
                                        B. A. Bridgewater, Jr.

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 4, 1996




                                        /s/ Richard L. Battram
                                        ----------------------------------
                                        Richard L. Battram

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 5, 1996




                                        /s/ William E. Cornelius
                                        ----------------------------------
                                        William E. Cornelius

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 8, 1996




                                        /s/ Andrew B. Craig, III
                                        ----------------------------------
                                        Andrew B. Craig, III

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 8, 1996




                                        /s/ Gregory L. Curl
                                        ----------------------------------
                                        Gregory L. Curl

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 5, 1996



                                        /s/ John E. Hayes, Jr.
                                        ----------------------------------
                                        John E. Hayes, Jr.

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 8, 1996




                                        /s/ Samuel B. Hayes, III
                                        ----------------------------------
                                        Samuel B. Hayes, III

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 9, 1996




                                        /s/ C. Ray Holman
                                        ----------------------------------
                                        C. Ray Holman

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 4, 1996




                                        /s/ William E. Maritz
                                        ----------------------------------
                                        William E. Maritz

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 8, 1996




                                        /s/ John Peters MacCarthy
                                        ----------------------------------
                                        John Peters MacCarthy

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 5, 1996




                                        /s/ Richard E. Peck
                                        ----------------------------------
                                        Richard E. Peck

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 5, 1996




                                        /s/ Jerry E. Ritter
                                        ----------------------------------
                                        Jerry E. Ritter

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 5, 1996




                                        /s/ William P. Stiritz
                                        ----------------------------------
                                        William P. Stiritz

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 4, 1996




                                        /s/ Albert E. Suter
                                        ----------------------------------
                                        Albert E. Suter

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 5, 1996




                                        /s/ Dwight D. Sutherland
                                        ----------------------------------
                                        Dwight D. Sutherland

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 5, 1996




                                        /s/ Theodore C. Wetterau
                                        ----------------------------------
                                        Theodore C. Wetterau

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


             KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 29, 1995, by and between Boatmen's First National Bank of Amarillo and Tom Green National Bank, and joined in by Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


             Dated:  January 5, 1996




                                        /s/ James W. Kienker
                                        ----------------------------------
                                        James W. Kienker